                                                                    EXHIBIT 10.2

                                DATA RACE, INC.

                            SUBSCRIPTION AGREEMENT
                            ----------------------


CONFIDENTIAL
------------

DATA RACE, Inc.
12400 Network Boulevard
San Antonio, Texas 78249
ATTN:  President

1.  SUBSCRIPTION.  Liviakis Financial Communications, Inc. ("LFC") hereby agrees
    ------------
    to purchase 977,778 shares (the "Shares") of common stock, no par value ("Common Stock"), of DATA RACE, Inc., a Texas corporation (the "Company"), and 977,778 common stock purchase warrants (the "Warrants") to purchase an aggregate of 977,778 shares of Common Stock (the "Warrant Shares"), on the terms and conditions described herein. The purchase price for one Share and one Warrant is $2.25. LFC agrees to purchase at least $1,100,000 of Shares and Warrants on November 16, 1998, and agrees to purchase $1,100,000 of additional Shares and Warrants on or before November 20, 1998. The date of any respective purchase is referred to herein as the closing date.

2.  ADDITIONAL PURCHASERS.  The Company acknowledges that LFC has identified up
    ---------------------
    to four other investors interested in participating in the purchase of the Shares and Warrants. The Company agrees that, subject to the limitations described herein, LFC may assign its right to purchase up to $1,100,000 of Shares and Warrants to up to four other investors, provided that each such other investor (i) is an "accredited investor" within the meaning of Regulation D promulgated pursuant to the Securities Act of 1933, as amended (the "Securities Act"), (ii) executes and delivers to the Company a subscription agreement substantially in the same form as this Subscription Agreement, and (iii) delivers to the Company the aggregate purchase price for the Shares and Warrants purchased by such other investor. Notwithstanding LFC's right to permit other investors to participate in the purchase of the Shares and Warrants, LFC hereby irrevocably commits to purchase on or before November 20, 1998, the additional $1,100,000 of Shares and Warrants to the extent not purchased by such other investors as provided herein.

3.  ADDITIONAL TERMS OF PURCHASE.
    ----------------------------
    (a) Except as provided herein, each Warrant shall entitle the holder to purchase one Warrant Share at an exercise price of $2.25 per share, at any time on or before the second anniversary of the closing date. Notwithstanding the foregoing, the Warrants may be exercised only if the Company obtains shareholder approval to increase its authorized shares of Common Stock (in the manner described in the Company's recent proxy statement), failing which approval the Warrants shall not be exercisable. Subject to the specific terms described herein, the Warrants shall be evidenced by a Warrant Agreement in form similar to that delivered to the purchasers in the Company's July 24, 1998 private placement, except that the Warrant Agreement shall contain customary anti-dilution provisions for stock splits, reverse stock splits and stock dividends and shall contain a net cashless exercise provision permitting the holder to pay the exercise price using shares of Common Stock otherwise issuable upon exercise of the Warrants evidenced by the Warrant Agreement .

    (b) The Company agrees to uses its best efforts to register the Shares and the Warrant Shares for resale under the Securities Act by the holders thereof on or before the first anniversary of the closing date. If the Company files a Form S-3 registration statement under the Securities Act covering the resale of other shares of Common Stock of the Company on or after the date of the increase in the Company's authorized shares, then the Company shall include in such registration statement the Shares and the Warrant Shares for resale by the holders thereof.

    (c) LFC agrees to enter into a "lock-up agreement" pursuant to which LFC will be prohibited from selling any Shares or Warrant Shares prior to January 1, 2000. Any other investor purchasing Shares and Warrants shall enter into a "lock-up agreement" pursuant to which such investor will be prohibited from selling any Shares or Warrant Shares prior to the first anniversary of the closing date.

    (d) LFC agrees to enter into an agreement with the Company extending its consulting agreement with the Company to January 1, 2000, in consideration for the Company's issuance of 200,000 shares of Common Stock (such issuance being subject to the increase in the Company's authorized shares). LFC agrees that the lock-up on its original consulting agreement shares and the additional consulting compensation shares shall be extended to January 1, 2000.

4.  CERTAIN INVESTMENT RISKS.  LFC acknowledges that an investment in the
    -------------------------
    Company involves a high degree of risk which may result in the loss of the entire amount of its investment. LFC acknowledges that there are numerous risks associated with an investment in the Company, including, but not limited to, those set forth in the Company's filings with the Securities and Exchange Commission during the last 12 months (the "SEC Filings"). LFC acknowledges that LFC has had full opportunity to review the Company's SEC Filings, including, but not limited to, the Company's 10-K filed September 28, 1998, the Company's definitive proxy statement filed October 14, 1998 and the Company's Form S-3 Registration Statement filed November 6, 1998, and LFC has reviewed the Company's quarterly earnings release for September 30, 1998. Without limiting the foregoing, LFC acknowledges that the Company is not currently in compliance with the Nasdaq National Market net tangible assets requirement and LFC acknowledges receipt of a copy of Nasdaq's letter to the Company, dated November 4, 1998, notifying the Company of such non-compliance. LFC further acknowledges that the issuance of the Shares hereunder will require substantially all remaining authorized, but unissued shares of Common Stock, and there can be no assurance that the Company will receive requisite shareholder approval to increase its authorized shares.

5.  INVESTOR REPRESENTATIONS AND WARRANTIES.  LFC represents and warrants to the
    ---------------------------------------
    Company that:

    (a) The undersigned is an "accredited investor" within the meaning of Regulation D promulgated pursuant to the Securities Act (insofar as LFC is a Company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000). The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Company. The undersigned has made other investments and, by reason of its business and financial experience, and skill in investments, the undersigned has the capacity to protect its own interest in investments of this nature. The undersigned has carefully evaluated its financial resources and investment position, and the risks associated with this investment and acknowledges that it is able to bear the economic risks of this investment. The undersigned represents and warrants that the investment being made does not exceed 20% of its net worth.

    (b) All documents, records and books pertaining to the undersigned's proposed undersigned and its advisors. The undersigned has had an opportunity to ask questions of and receive satisfactory answers from the Company concerning the Company and its business and the terms and conditions of an investment in the Company, and all such questions have been answered to the undersigned's full satisfaction.

    (c) The undersigned is not acting on the basis of any promotional sales materials, or representations and warranties by any person or contained in any document, except for this document and the SEC Filings and any other documents or information furnished by the Company upon request by the undersigned. The undersigned has had full opportunity to be represented by its own legal and tax counsel.

    (d) The securities for which the undersigned is subscribing will be acquired for its own account for investment purposes only and not with a view to, or for resale in connection with, any distribution of securities within the meaning of the Securities Act, and the undersigned does not now have any reason to anticipate any change in circumstances or other particular occasion or event which would cause the undersigned to sell or transfer such securities.

    (e) The address and Social Security number (or, if a Company, partnership or other form of business, the federal employer identification number) set forth herein are true and correct. The undersigned is presently a bona fide resident of the state set forth on the signature page hereof and has no present intention of becoming a resident of any other state or jurisdiction. If a Company, partnership, trust or other form of business, the undersigned represents and warrants that its principal place of business is within such state. The securities subscribed for have been offered and will be purchased in such state.

   (f) The undersigned understands that the undersigned must bear the economic risk of an investment in the Shares and Warrant Shares for an indefinite period of time because neither the Shares nor the Warrant Shares have been registered under any securities laws and therefore cannot be sold without registration under applicable securities laws or an exemption from such registration is available.

   (g) The execution and delivery of this Subscription Agreement and the purchase of the securities of the Company hereunder is within the undersigned's power and authority, and have been duly authorized by all necessary action. Assuming due execution and delivery by the Company, this Subscription Agreement constitutes a valid and binding obligation, enforceable against the undersigned.

   (h) The information provided to the Company herein is true and correct in all respects as of the date hereof. The undersigned agrees to notify the Company immediately if any of the statements made herein shall become untrue.

        6.  RESTRICTIONS ON TRANSFER.  The undersigned understands that it
            ------------------------
must bear the economic risk of the purchase of the Shares and Warrant Shares for an indefinite period of time, because (a) the securities have not been registered under the Securities Act or applicable state securities laws; (b) the Shares and Warrant Shares may therefore not be sold, transferred, pledged or otherwise disposed of unless the shares are subsequently so registered or, in the opinion of counsel for or satisfactory to the Company, registration under the Securities Act or any applicable state securities laws is not required; and
(c) the Company is under no obligation to perfect any exemption for resale of the Common Stock. The Shares, the Warrants and the Warrant Shares will bear appropriate legends setting forth such restrictions on transfer.

        7.  GENERAL.  This Agreement sets forth the entire understanding
            -------
between the parties hereto concerning the subject matter contained herein. Provisions of this Agreement may be amended or waived only by written instrument executed by the party against whom enforcement is sought. This Agreement shall be binding upon the parties and the respective successors and assigns. The parties agree to execute such additional documents and take such additional actions as may be reasonably necessary to give effect to the purposes and intent of this Agreement. This Agreement may be executed in one or more counterparts, any of which shall be deemed to be an original, all of which taken together shall constitute one and the same instrument. In the event any provision of this Agreement is held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions shall not be affected thereby. This Agreement shall be governed by the laws of the State of Texas without regard to conflicts of law rules.

THE SECURITIES SUBSCRIBED FOR HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACT AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF ABSENT SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

THIS SIGNATURE PAGE SHOULD BE DULY EXECUTED BY THE PURCHASER AND THE ENTIRE EXECUTED SUBSCRIPTION AGREEMENT SHOULD BE DELIVERED TO DATA RACE, INC., ATTN:
PRESIDENT, AT 12400 NETWORK BOULEVARD, SAN ANTONIO, TEXAS 78216.

================================================================================

     The undersigned hereby irrevocably subscribes for 977,778 Shares and 977,778 Warrants (as defined in the Subscription Agreement), at an aggregate price of $2,200,000.

     The undersigned represents that the undersigned has read the above Subscription Agreement and the representations therein made by me are true and correct.

     IN WITNESS WHEREOF, this Subscription Agreement has been executed by the undersigned as of November 15, 1998.


                            LIVIAKIS FINANCIAL COMMUNICATIONS, INC.

                            By:  /s/ John Liviakis
                               ___________________________
                            Name: John Liviakis
                                  ------------------------
                            Title: President
                                   _______________________

                            Address: 2420 K Street, Suite 200
                                     Sacramento, California 95816





SUBSCRIPTION ACCEPTED:

DATA RACE, INC.

By: /s/ Dr. W. B. Barker
    ------------------------------
    Dr. W.B. Barker, President and
    Chief Executive Officer

Date: November 15, 1998

                                DATA RACE, INC.

                             SUBSCRIPTION AGREEMENT
                             ----------------------


CONFIDENTIAL
------------

DATA RACE, Inc.
12400 Network Boulevard
San Antonio, Texas 78249
ATTN:  President

1.  SUBSCRIPTION.  The undersigned investor ("Investor") hereby agrees to
    ------------
    purchase 355,555 shares (the "Shares") of common stock, no par value ("Common Stock"), of DATA RACE, Inc., a Texas corporation (the "Company"), and 355,555 common stock purchase warrants (the "Warrants") to purchase an aggregate of 355,555 shares of Common Stock (the "Warrant Shares"), on the terms and conditions described herein. The purchase price for one Share and one Warrant is $2.25. Investor shall, upon execution hereof, forward payment to the Company for the Shares and Warrants in immediately available funds.

2.  ADDITIONAL TERMS OF PURCHASE.
    ----------------------------
    (a) Except as provided herein, each Warrant shall entitle the holder to purchase one Warrant Share at an exercise price of $2.25 per share, at any time on or before the second anniversary of the closing date. Notwithstanding the foregoing, the Warrants may be exercised only if the Company obtains shareholder approval to increase its authorized shares of Common Stock (in the manner described in the Company's recent proxy statement), failing which approval the Warrants shall not be exercisable. Subject to the specific terms described herein, the Warrants shall be evidenced by a Warrant Agreement in form similar to that delivered to the purchasers in the Company's July 24, 1998 private placement, except that the Warrant Agreement shall contain customary anti-dilution provisions for stock splits, reverse stock splits and stock dividends and shall contain a net cashless exercise provision permitting the holder to pay the exercise price using shares of Common Stock otherwise issuable upon exercise of the Warrants evidenced by the Warrant Agreement.

    (b) The Company agrees to use its best efforts to register the Shares and the Warrant Shares for resale under the Securities Act by the holders thereof on or before the first anniversary of the closing date. If the Company files a Form S-3 registration statement under the Securities Act covering the resale of other shares of Common Stock of the Company on or after the date of the increase in the Company's authorized shares, then the Company shall include in such registration statement the Shares and the Warrant Shares for resale by the holders thereof.

     (c) Investor agrees to enter into a "lock-up agreement" pursuant to which Investor will be prohibited from selling any Shares or Warrant Shares prior to the first anniversary of the closing date.

 3.  CERTAIN INVESTMENT RISKS.  Investor acknowledges that an investment in the
     -------------------------
     Company involves a high degree of risk which may result in the loss of the entire amount of its investment. Investor acknowledges that there are numerous risks associated with an investment in the Company, including, but not limited to, those set forth in the Company's filings with the Securities and Exchange Commission during the last 12 months (the "SEC Filings"). Investor acknowledges that it has had full opportunity to review the Company's SEC Filings, including, but not limited to, the Company's 10-K filed September 28, 1998, the Company's definitive proxy statement filed October 14, 1998 and the Company's Form S-3 Registration Statement filed November 6, 1998, and Investor has reviewed the Company's quarterly earnings release for the quarter ended September 30, 1998. Without limiting the foregoing, Investor acknowledges that the Company is not currently in compliance with the Nasdaq National Market net tangible assets requirement and Investor acknowledges receipt of a copy of Nasdaq's letter to the Company, dated November 4, 1998, notifying the Company of such non-compliance. Investor further acknowledges that the issuance of the Shares hereunder will require substantially all remaining authorized, but unissued shares of Common Stock, and there can be no assurance that the Company will receive requisite shareholder approval to increase its authorized shares.

 4.  INVESTOR REPRESENTATIONS AND WARRANTIES.  Investor represents and warrants
     ---------------------------------------
     to the Company that:

     (a) The undersigned is an "accredited investor" within the meaning of Regulation D promulgated pursuant to the Securities Act. If Investor is a corporation, Investor has not been formed for the specific purpose of acquiring the securities offered and Investor has total assets in excess of $5,000,000. If Investor is an individual, Investor's net worth (or joint net worth with Investor's spouse) exceeds $1,000,000, or Investor had income in excess of $200,000 in each of the two most recent years (or joint income with Investor's spouse in excess of $300,000 in each of those years) and Investor has a reasonable expectation of reaching the same income level in the current year. The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Company. The undersigned has made other investments and, by reason of its business and financial experience, and skill in investments, the undersigned has the capacity to protect its own interest in investments of this nature. The undersigned has carefully evaluated its financial resources and investment position, and the risks associated with this investment and acknowledges that it is able to bear the economic risks of this investment. The undersigned represents and warrants that the investment being made does not exceed 20% of its net worth.

     (b) All documents, records and books pertaining to the undersigned's proposed investment, which have been requested, have been made available to undersigned and its advisors. The undersigned has had an opportunity to ask questions of and receive satisfactory answers from the Company concerning the Company and its business and the terms and conditions of an investment in the Company, and all such questions have been answered to the undersigned's full satisfaction.

     (c) The undersigned is not acting on the basis of any promotional sales materials, or representations and warranties by any person or contained in any document, except for this document and the SEC Filings and any other documents or information furnished by the Company upon request by the undersigned. The undersigned has had full opportunity to be represented by its own legal and tax counsel.

     (d) The securities for which the undersigned is subscribing will be acquired for its own account for investment purposes only and not with a view to, or for resale in connection with, any distribution of securities within the meaning of the Securities Act, and the undersigned does not now have any reason to anticipate any change in circumstances or other particular occasion or event which would cause the undersigned to sell or transfer such securities.

     (e) The address and Social Security number (or, if a Company, partnership or other form of business, the federal employer identification number) set forth herein are true and correct. The undersigned is presently a bona fide resident of the state set forth on the signature page hereof and has no present intention of becoming a resident of any other state or jurisdiction. If a Company, partnership, trust or other form of business, the undersigned represents and warrants that its principal place of business is within such state. The securities subscribed for have been offered and will be purchased in such state.

     (f) The undersigned understands that the undersigned must bear the economic risk of an investment in the Shares and Warrant Shares for an indefinite period of time because neither the Shares nor the Warrant Shares have been registered under any securities laws and therefore cannot be sold without registration under applicable securities laws or an exemption from such registration is available.

     (g) The execution and delivery of this Subscription Agreement and the purchase of the securities of the Company hereunder is within the undersigned's power and authority, and have been duly authorized by all necessary action. Assuming due execution and delivery by the Company, this Subscription Agreement constitutes a valid and binding obligation, enforceable against the undersigned.

     (h) The information provided to the Company herein is true and correct in all respects as of the date hereof. The undersigned agrees to notify the Company immediately if any of the statements made herein shall become untrue. The undersigned understands that the Company is relying upon these representations and warranties in completing this investment.

      5.  RESTRICTIONS ON TRANSFER.  The undersigned understands that it must
          ------------------------
bear the economic risk of the purchase of the Shares and Warrant Shares for an indefinite period of time, because (a) the securities have not been registered under the Securities Act or applicable state securities laws; (b) the Shares and Warrant Shares may therefore not be sold, transferred, pledged or otherwise disposed of unless the shares are subsequently so registered or, in the opinion of counsel for or satisfactory to the Company, registration under the Securities Act or any applicable state securities laws is not required; and (c) the Company is under no obligation to perfect any exemption for resale of the Common Stock. The Shares, the Warrants and the Warrant Shares will bear appropriate legends setting forth such restrictions on transfer.

      6.  GENERAL.  This Agreement sets forth the entire understanding between
          -------
the parties hereto concerning the subject matter contained herein. Provisions of this Agreement may be amended or waived only by written instrument executed by the party against whom enforcement is sought. This Agreement shall be binding upon the parties and the respective successors and assigns. The parties agree to execute such additional documents and take such additional actions as may be reasonably necessary to give effect to the purposes and intent of this Agreement. This Agreement may be executed in one or more counterparts, any of which shall be deemed to be an original, all of which taken together shall constitute one and the same instrument. In the event any provision of this Agreement is held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions shall not be affected thereby. This Agreement shall be governed by the laws of the State of Texas without regard to conflicts of law rules.



                           [signature page follows]

THE SECURITIES SUBSCRIBED FOR HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACT AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF ABSENT SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

THIS SIGNATURE PAGE SHOULD BE DULY EXECUTED BY THE PURCHASER AND THE ENTIRE EXECUTED SUBSCRIPTION AGREEMENT SHOULD BE DELIVERED TO DATA RACE, INC., ATTN:
PRESIDENT, AT 12400 NETWORK BOULEVARD, SAN ANTONIO, TEXAS 78216.

================================================================================

     The undersigned hereby irrevocably subscribes for 355,555 Shares and 355,555 Warrants (as defined in the Subscription Agreement), at an aggregate price of $800,000.

     The undersigned represents that the undersigned has read the above Subscription Agreement and the representations therein made by the undersigned are true and correct.

     IN WITNESS WHEREOF, this Subscription Agreement has been executed by the undersigned as of November 16, 1998.



                                 /s/ Robert S. London
                                 -------------------------------
                                 ROBERT S. LONDON

                            Address:
                            c/o Cruttenden Roth
                            809 Presidio Avenue, Suite B
                            Santa Barbara, CA  93101
                            (800) 873-4886 (phone)
                            (805) 966-9302 (fax)


SUBSCRIPTION ACCEPTED:

DATA RACE, INC.

By:   /s/ Dr. W. B. Barker
      ----------------------------------
      Dr. W.B. Barker, President and
      Chief Executive Officer

Date:  November 16, 1998

                                DATA RACE, INC.

                            SUBSCRIPTION AGREEMENT
                            ----------------------


CONFIDENTIAL
------------

DATA RACE, Inc.
12400 Network Boulevard
San Antonio, Texas 78249
ATTN:  President

 1.  SUBSCRIPTION.  The undersigned investor ("Investor") hereby agrees to
     ------------
     purchase 44,444 shares (the "Shares") of common stock, no par value ("Common Stock"), of DATA RACE, Inc., a Texas corporation (the "Company"), and 44,444 common stock purchase warrants (the "Warrants") to purchase an aggregate of 44,444 shares of Common Stock (the "Warrant Shares"), on the terms and conditions described herein. The purchase price for one Share and one Warrant is $2.25. Investor shall, upon execution hereof, forward payment to the Company for the Shares and Warrants in immediately available funds.

 2.  ADDITIONAL TERMS OF PURCHASE.
     ----------------------------
     (a) Except as provided herein, each Warrant shall entitle the holder to purchase one Warrant Share at an exercise price of $2.25 per share, at any time on or before the second anniversary of the closing date. Notwithstanding the foregoing, the Warrants may be exercised only if the Company obtains shareholder approval to increase its authorized shares of Common Stock (in the manner described in the Company's recent proxy statement), failing which approval the Warrants shall not be exercisable. Subject to the specific terms described herein, the Warrants shall be evidenced by a Warrant Agreement in form similar to that delivered to the purchasers in the Company's July 24, 1998 private placement, except that the Warrant Agreement shall contain customary anti-dilution provisions for stock splits, reverse stock splits and stock dividends and shall contain a net cashless exercise provision permitting the holder to pay the exercise price using shares of Common Stock otherwise issuable upon exercise of the Warrants evidenced by the Warrant Agreement.

     (b) The Company agrees to use its best efforts to register the Shares and the Warrant Shares for resale under the Securities Act by the holders thereof on or before the first anniversary of the closing date. If the Company files a Form S-3 registration statement under the Securities Act covering the resale of other shares of Common Stock of the Company on or after the date of the increase in the Company's authorized shares, then the Company shall include in such registration statement the Shares and the Warrant Shares for resale by the holders thereof.

     (c) Investor agrees to enter into a "lock-up agreement" pursuant to which Investor will be prohibited from selling any Shares or Warrant Shares prior to the first anniversary of the closing date.

 3.  CERTAIN INVESTMENT RISKS.  Investor acknowledges that an investment in the
     -------------------------
     Company involves a high degree of risk which may result in the loss of the entire amount of its investment. Investor acknowledges that there are numerous risks associated with an investment in the Company, including, but not limited to, those set forth in the Company's filings with the Securities and Exchange Commission during the last 12 months (the "SEC Filings"). Investor acknowledges that it has had full opportunity to review the Company's SEC Filings, including, but not limited to, the Company's 10-K filed September 28, 1998, the Company's definitive proxy statement filed October 14, 1998 and the Company's Form S-3 Registration Statement filed November 6, 1998, and Investor has reviewed the Company's quarterly earnings release for the quarter ended September 30, 1998. Without limiting the foregoing, Investor acknowledges that the Company is not currently in compliance with the Nasdaq National Market net tangible assets requirement and Investor acknowledges receipt of a copy of Nasdaq's letter to the Company, dated November 4, 1998, notifying the Company of such non-compliance. Investor further acknowledges that the issuance of the Shares hereunder will require substantially all remaining authorized, but unissued shares of Common Stock, and there can be no assurance that the Company will receive requisite shareholder approval to increase its authorized shares.

 4.  INVESTOR REPRESENTATIONS AND WARRANTIES.  Investor represents and warrants
     ---------------------------------------
     to the Company that:

     (a) The undersigned is an "accredited investor" within the meaning of Regulation D promulgated pursuant to the Securities Act. If Investor is a corporation, Investor has not been formed for the specific purpose of acquiring the securities offered and Investor has total assets in excess of $5,000,000. If Investor is an individual, Investor's net worth (or joint net worth with Investor's spouse) exceeds $1,000,000, or Investor had income in excess of $200,000 in each of the two most recent years (or joint income with Investor's spouse in excess of $300,000 in each of those years) and Investor has a reasonable expectation of reaching the same income level in the current year. The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Company. The undersigned has made other investments and, by reason of its business and financial experience, and skill in investments, the undersigned has the capacity to protect its own interest in investments of this nature. The undersigned has carefully evaluated its financial resources and investment position, and the risks associated with this investment and acknowledges that it is able to bear the economic risks of this investment. The undersigned represents and warrants that the investment being made does not exceed 20% of its net worth.

     (b) All documents, records and books pertaining to the undersigned's proposed investment, which have been requested, have been made available to undersigned and its advisors. The undersigned has had an opportunity to ask questions of and receive satisfactory answers from the Company concerning the Company and its business and the terms and conditions of an investment in the Company, and all such questions have been answered to the undersigned's full satisfaction.

     (c) The undersigned is not acting on the basis of any promotional sales materials, or representations and warranties by any person or contained in any document, except for this document and the SEC Filings and any other documents or information furnished by the Company upon request by the undersigned. The undersigned has had full opportunity to be represented by its own legal and tax counsel.

     (d) The securities for which the undersigned is subscribing will be acquired for its own account for investment purposes only and not with a view to, or for resale in connection with, any distribution of securities within the meaning of the Securities Act, and the undersigned does not now have any reason to anticipate any change in circumstances or other particular occasion or event which would cause the undersigned to sell or transfer such securities.

     (e) The address and Social Security number (or, if a Company, partnership or other form of business, the federal employer identification number) set forth herein are true and correct. The undersigned is presently a bona fide resident of the state set forth on the signature page hereof and has no present intention of becoming a resident of any other state or jurisdiction. If a Company, partnership, trust or other form of business, the undersigned represents and warrants that its principal place of business is within such state. The securities subscribed for have been offered and will be purchased in such state.

     (f) The undersigned understands that the undersigned must bear the economic risk of an investment in the Shares and Warrant Shares for an indefinite period of time because neither the Shares nor the Warrant Shares have been registered under any securities laws and therefore cannot be sold without registration under applicable securities laws or an exemption from such registration is available.

     (g) The execution and delivery of this Subscription Agreement and the purchase of the securities of the Company hereunder is within the undersigned's power and authority, and have been duly authorized by all necessary action. Assuming due execution and delivery by the Company, this Subscription Agreement constitutes a valid and binding obligation, enforceable against the undersigned.

     (h) The information provided to the Company herein is true and correct in all respects as of the date hereof. The undersigned agrees to notify the Company immediately if any of the statements made herein shall become untrue. The undersigned understands that the Company is relying upon these representations and warranties in completing this investment.

      5.  RESTRICTIONS ON TRANSFER.  The undersigned understands that it must
          ------------------------
bear the economic risk of the purchase of the Shares and Warrant Shares for an indefinite period of time, because (a) the securities have not been registered under the Securities Act or applicable state securities laws; (b) the Shares and Warrant Shares may therefore not be sold, transferred, pledged or otherwise disposed of unless the shares are subsequently so registered or, in the opinion of counsel for or satisfactory to the Company, registration under the Securities Act or any applicable state securities laws is not required; and (c) the Company is under no obligation to perfect any exemption for resale of the Common Stock. The Shares, the Warrants and the Warrant Shares will bear appropriate legends setting forth such restrictions on transfer.

      6.  GENERAL.  This Agreement sets forth the entire understanding between
          -------
the parties hereto concerning the subject matter contained herein. Provisions of this Agreement may be amended or waived only by written instrument executed by the party against whom enforcement is sought. This Agreement shall be binding upon the parties and the respective successors and assigns. The parties agree to execute such additional documents and take such additional actions as may be reasonably necessary to give effect to the purposes and intent of this Agreement. This Agreement may be executed in one or more counterparts, any of which shall be deemed to be an original, all of which taken together shall constitute one and the same instrument. In the event any provision of this Agreement is held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions shall not be affected thereby. This Agreement shall be governed by the laws of the State of Texas without regard to conflicts of law rules.



                            [signature page follows]

THE SECURITIES SUBSCRIBED FOR HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACT AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF ABSENT SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

THIS SIGNATURE PAGE SHOULD BE DULY EXECUTED BY THE PURCHASER AND THE ENTIRE EXECUTED SUBSCRIPTION AGREEMENT SHOULD BE DELIVERED TO DATA RACE, INC., ATTN:
PRESIDENT, AT 12400 NETWORK BOULEVARD, SAN ANTONIO, TEXAS 78216.

================================================================================

     The undersigned hereby irrevocably subscribes for 44,444 Shares and 44,444 Warrants (as defined in the Subscription Agreement), at an aggregate price of $100,000.

     The undersigned represents that the undersigned has read the above Subscription Agreement and the representations therein made by the undersigned are true and correct.

     IN WITNESS WHEREOF, this Subscription Agreement has been executed by the undersigned as of November 17, 1998.



                                  /s/ Anthony Altavilla
                                  ----------------------------------
                                  ANTHONY ALTAVILLA

                            Address:
                            c/o Liviakis Financial Communications, Inc.
                            2420 "K" Street, Suite 220
                            Sacramento, CA 95816
                            Tel: (916) 448-6084
                            Fax: (916) 448-6089


SUBSCRIPTION ACCEPTED:

DATA RACE, INC.

By: Dr. W. B. Barker
    ------------------------------
    Dr. W.B. Barker, President and
    Chief Executive Officer

Date:  November 17, 1998

                                DATA RACE, INC.

                            SUBSCRIPTION AGREEMENT
                            ----------------------


CONFIDENTIAL
------------

DATA RACE, Inc.
12400 Network Boulevard
San Antonio, Texas 78249
ATTN:  President

 1.  SUBSCRIPTION.  The undersigned investor ("Investor") hereby agrees to
     ------------
     purchase 44,444 shares (the "Shares") of common stock, no par value ("Common Stock"), of DATA RACE, Inc., a Texas corporation (the "Company"), and 44,444 common stock purchase warrants (the "Warrants") to purchase an aggregate of 44,444 shares of Common Stock (the "Warrant Shares"), on the terms and conditions described herein. The purchase price for one Share and one Warrant is $2.25. Investor shall, upon execution hereof, forward payment to the Company for the Shares and Warrants in immediately available funds.

 2.  ADDITIONAL TERMS OF PURCHASE.
     ----------------------------
     (a) Except as provided herein, each Warrant shall entitle the holder to purchase one Warrant Share at an exercise price of $2.25 per share, at any time on or before the second anniversary of the closing date. Notwithstanding the foregoing, the Warrants may be exercised only if the Company obtains shareholder approval to increase its authorized shares of Common Stock (in the manner described in the Company's recent proxy statement), failing which approval the Warrants shall not be exercisable. Subject to the specific terms described herein, the Warrants shall be evidenced by a Warrant Agreement in form similar to that delivered to the purchasers in the Company's July 24, 1998 private placement, except that the Warrant Agreement shall contain customary anti-dilution provisions for stock splits, reverse stock splits and stock dividends and shall contain a net cashless exercise provision permitting the holder to pay the exercise price using shares of Common Stock otherwise issuable upon exercise of the Warrants evidenced by the Warrant Agreement.

     (b) The Company agrees to use its best efforts to register the Shares and the Warrant Shares for resale under the Securities Act by the holders thereof on or before the first anniversary of the closing date. If the Company files a Form S-3 registration statement under the Securities Act covering the resale of other shares of Common Stock of the Company on or after the date of the increase in the Company's authorized shares, then the Company shall include in such registration statement the Shares and the Warrant Shares for resale by the holders thereof.

     (c) Investor agrees to enter into a "lock-up agreement" pursuant to which Investor will be prohibited from selling any Shares or Warrant Shares prior to the first anniversary of the closing date.

 3.  CERTAIN INVESTMENT RISKS.  Investor acknowledges that an investment in the
     -------------------------
     Company involves a high degree of risk which may result in the loss of the entire amount of its investment. Investor acknowledges that there are numerous risks associated with an investment in the Company, including, but not limited to, those set forth in the Company's filings with the Securities and Exchange Commission during the last 12 months (the "SEC Filings"). Investor acknowledges that it has had full opportunity to review the Company's SEC Filings, including, but not limited to, the Company's 10-K filed September 28, 1998, the Company's definitive proxy statement filed October 14, 1998 and the Company's Form S-3 Registration Statement filed November 6, 1998, and Investor has reviewed the Company's quarterly earnings release for the quarter ended September 30, 1998. Without limiting the foregoing, Investor acknowledges that the Company is not currently in compliance with the Nasdaq National Market net tangible assets requirement and Investor acknowledges receipt of a copy of Nasdaq's letter to the Company, dated November 4, 1998, notifying the Company of such non-compliance. Investor further acknowledges that the issuance of the Shares hereunder will require substantially all remaining authorized, but unissued shares of Common Stock, and there can be no assurance that the Company will receive requisite shareholder approval to increase its authorized shares.

 4.  INVESTOR REPRESENTATIONS AND WARRANTIES.  Investor represents and warrants
     ---------------------------------------
     to the Company that:
     (a) The undersigned is an "accredited investor" within the meaning of Regulation D promulgated pursuant to the Securities Act. If Investor is a corporation, Investor has not been formed for the specific purpose of acquiring the securities offered and Investor has total assets in excess of $5,000,000. If Investor is an individual, Investor's net worth (or joint net worth with Investor's spouse) exceeds $1,000,000, or Investor had income in excess of $200,000 in each of the two most recent years (or joint income with Investor's spouse in excess of $300,000 in each of those years) and Investor has a reasonable expectation of reaching the same income level in the current year. The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Company. The undersigned has made other investments and, by reason of its business and financial experience, and skill in investments, the undersigned has the capacity to protect its own interest in investments of this nature. The undersigned has carefully evaluated its financial resources and investment position, and the risks associated with this investment and acknowledges that it is able to bear the economic risks of this investment. The undersigned represents and warrants that the investment being made does not exceed 20% of its net worth.

     (b) All documents, records and books pertaining to the undersigned's proposed investment, which have been requested, have been made available to undersigned and its advisors. The undersigned has had an opportunity to ask questions of and receive satisfactory answers from the Company concerning the Company and its business and the terms and conditions of an investment in the Company, and all such questions have been answered to the undersigned's full satisfaction.

     (c) The undersigned is not acting on the basis of any promotional sales materials, or representations and warranties by any person or contained in any document, except for this document and the SEC Filings and any other documents or information furnished by the Company upon request by the undersigned. The undersigned has had full opportunity to be represented by its own legal and tax counsel.

     (d) The securities for which the undersigned is subscribing will be acquired for its own account for investment purposes only and not with a view to, or for resale in connection with, any distribution of securities within the meaning of the Securities Act, and the undersigned does not now have any reason to anticipate any change in circumstances or other particular occasion or event which would cause the undersigned to sell or transfer such securities.

     (e) The address and Social Security number (or, if a Company, partnership or other form of business, the federal employer identification number) set forth herein are true and correct. The undersigned is presently a bona fide resident of the state set forth on the signature page hereof and has no present intention of becoming a resident of any other state or jurisdiction. If a Company, partnership, trust or other form of business, the undersigned represents and warrants that its principal place of business is within such state. The securities subscribed for have been offered and will be purchased in such state.

     (f) The undersigned understands that the undersigned must bear the economic risk of an investment in the Shares and Warrant Shares for an indefinite period of time because neither the Shares nor the Warrant Shares have been registered under any securities laws and therefore cannot be sold without registration under applicable securities laws or an exemption from such registration is available.

     (g) The execution and delivery of this Subscription Agreement and the purchase of the securities of the Company hereunder is within the undersigned's power and authority, and have been duly authorized by all necessary action. Assuming due execution and delivery by the Company, this Subscription Agreement constitutes a valid and binding obligation, enforceable against the undersigned.

     (h) The information provided to the Company herein is true and correct in all respects as of the date hereof. The undersigned agrees to notify the Company immediately if any of the statements made herein shall become untrue. The undersigned understands that the Company is relying upon these representations and warranties in completing this investment.

      5.  RESTRICTIONS ON TRANSFER.  The undersigned understands that it must
          ------------------------
bear the economic risk of the purchase of the Shares and Warrant Shares for an indefinite period of time, because (a) the securities have not been registered under the Securities Act or applicable state securities laws; (b) the Shares and Warrant Shares may therefore not be sold, transferred, pledged or otherwise disposed of unless the shares are subsequently so registered or, in the opinion of counsel for or satisfactory to the Company, registration under the Securities Act or any applicable state securities laws is not required; and (c) the Company is under no obligation to perfect any exemption for resale of the Common Stock. The Shares, the Warrants and the Warrant Shares will bear appropriate legends setting forth such restrictions on transfer.

      6.  GENERAL.  This Agreement sets forth the entire understanding between
          -------
the parties hereto concerning the subject matter contained herein. Provisions of this Agreement may be amended or waived only by written instrument executed by the party against whom enforcement is sought. This Agreement shall be binding upon the parties and the respective successors and assigns. The parties agree to execute such additional documents and take such additional actions as may be reasonably necessary to give effect to the purposes and intent of this Agreement. This Agreement may be executed in one or more counterparts, any of which shall be deemed to be an original, all of which taken together shall constitute one and the same instrument. In the event any provision of this Agreement is held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions shall not be affected thereby. This Agreement shall be governed by the laws of the State of Texas without regard to conflicts of law rules.



                            [signature page follows]

THE SECURITIES SUBSCRIBED FOR HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACT AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF ABSENT SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

THIS SIGNATURE PAGE SHOULD BE DULY EXECUTED BY THE PURCHASER AND THE ENTIRE EXECUTED SUBSCRIPTION AGREEMENT SHOULD BE DELIVERED TO DATA RACE, INC., ATTN:
PRESIDENT, AT 12400 NETWORK BOULEVARD, SAN ANTONIO, TEXAS 78216.

================================================================================

     The undersigned hereby irrevocably subscribes for 44,444 Shares and 44,444 Warrants (as defined in the Subscription Agreement), at an aggregate price of $100,000.

     The undersigned represents that the undersigned has read the above Subscription Agreement and the representations therein made by the undersigned are true and correct.

     IN WITNESS WHEREOF, this Subscription Agreement has been executed by the undersigned as of November 17, 1998.



                            /s/ Timothy D. Wilson, Sr.
                            -------------------------------------
                            TIMOTHY D. WILSON, SR.

                            Address:
                            6633 East 1600th Road
                            Martinsville, IL 62442
                            Tel: (217) 382-4229
                            Fax: (217) 382-4630



SUBSCRIPTION ACCEPTED:

DATA RACE, INC.

By: /s/ Dr. W. B. Barker
    ------------------------------
    Dr. W.B. Barker, President and
    Chief Executive Officer

Date:  November 17, 1998

                                DATA RACE, INC.

                            SUBSCRIPTION AGREEMENT
                            ----------------------


CONFIDENTIAL
------------

DATA RACE, Inc.
12400 Network Boulevard
San Antonio, Texas 78249
ATTN:  President

 1.  SUBSCRIPTION.  The undersigned investor ("Investor") hereby agrees to
     ------------
     purchase 44,444 shares (the "Shares") of common stock, no par value ("Common Stock"), of DATA RACE, Inc., a Texas corporation (the "Company"), and 44,444 common stock purchase warrants (the "Warrants") to purchase an aggregate of 44,444 shares of Common Stock (the "Warrant Shares"), on the terms and conditions described herein. The purchase price for one Share and one Warrant is $2.25. Investor shall, upon execution hereof, forward payment to the Company for the Shares and Warrants in immediately available funds.

 2.  ADDITIONAL TERMS OF PURCHASE.
     ----------------------------
     (a) Except as provided herein, each Warrant shall entitle the holder to purchase one Warrant Share at an exercise price of $2.25 per share, at any time on or before the second anniversary of the closing date. Notwithstanding the foregoing, the Warrants may be exercised only if the Company obtains shareholder approval to increase its authorized shares of Common Stock (in the manner described in the Company's recent proxy statement), failing which approval the Warrants shall not be exercisable. Subject to the specific terms described herein, the Warrants shall be evidenced by a Warrant Agreement in form similar to that delivered to the purchasers in the Company's July 24, 1998 private placement, except that the Warrant Agreement shall contain customary anti-dilution provisions for stock splits, reverse stock splits and stock dividends and shall contain a net cashless exercise provision permitting the holder to pay the exercise price using shares of Common Stock otherwise issuable upon exercise of the Warrants evidenced by the Warrant Agreement.

     (b) The Company agrees to use its best efforts to register the Shares and the Warrant Shares for resale under the Securities Act by the holders thereof on or before the first anniversary of the closing date. If the Company files a Form S-3 registration statement under the Securities Act covering the resale of other shares of Common Stock of the Company on or after the date of the increase in the Company's authorized shares, then the Company shall include in such registration statement the Shares and the Warrant Shares for resale by the holders thereof.

     (c) Investor hereby agrees that Investor shall be prohibited from selling any Shares or Warrant Shares prior to the first anniversary of the closing date.

 3.  CERTAIN INVESTMENT RISKS.  Investor acknowledges that an investment in the
     -------------------------
     Company involves a high degree of risk which may result in the loss of the entire amount of its investment. Investor acknowledges that there are numerous risks associated with an investment in the Company, including, but not limited to, those set forth in the Company's filings with the Securities and Exchange Commission during the last 12 months (the "SEC Filings"). Investor acknowledges that it has had full opportunity to review the Company's SEC Filings, including, but not limited to, the Company's 10-K filed September 28, 1998, the Company's definitive proxy statement filed October 14, 1998 and the Company's Form S-3 Registration Statement filed November 6, 1998, and Investor has reviewed the Company's quarterly earnings release for the quarter ended September 30, 1998. Without limiting the foregoing, Investor acknowledges that the Company is not currently in compliance with the Nasdaq National Market net tangible assets requirement and Investor acknowledges receipt of a copy of Nasdaq's letter to the Company, dated November 4, 1998, notifying the Company of such non-compliance. Investor further acknowledges that the issuance of the Shares hereunder will require substantially all remaining authorized, but unissued shares of Common Stock, and there can be no assurance that the Company will receive requisite shareholder approval to increase its authorized shares.

 4.  INVESTOR REPRESENTATIONS AND WARRANTIES.  Investor represents and warrants
     ---------------------------------------
     to the Company that:

(a) The undersigned is an "accredited investor" within the meaning of Regulation D promulgated pursuant to the Securities Act. If Investor is a corporation, Investor has not been formed for the specific purpose of acquiring the securities offered and Investor has total assets in excess of $5,000,000. If Investor is an individual, Investor's net worth (or joint net worth with Investor's spouse) exceeds $1,000,000, or Investor had income in excess of $200,000 in each of the two most recent years (or joint income with Investor's spouse in excess of $300,000 in each of those years) and Investor has a reasonable expectation of reaching the same income level in the current year. The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Company. The undersigned has made other investments and, by reason of its business and financial experience, and skill in investments, the undersigned has the capacity to protect its own interest in investments of this nature. The undersigned has carefully evaluated its financial resources and investment position, and the risks associated with this investment and acknowledges that it is able to bear the economic risks of this investment. The undersigned represents and warrants that the investment being made does not exceed 20% of its net worth.

(b) All documents, records and books pertaining to the undersigned's proposed investment, which have been requested, have been made available to undersigned and its advisors. The undersigned has had an opportunity to ask questions of and receive satisfactory answers from the Company concerning the Company and its business and the terms and conditions of an investment in the Company, and all such questions have been answered to the undersigned's full satisfaction.

(c) The undersigned is not acting on the basis of any promotional sales materials, or representations and warranties by any person or contained in any document, except for this document and the SEC Filings and any other documents or information furnished by the Company upon request by the undersigned. The undersigned has had full opportunity to be represented by its own legal and tax counsel.

(d) The securities for which the undersigned is subscribing will be acquired for its own account for investment purposes only and not with a view to, or for resale in connection with, any distribution of securities within the meaning of the Securities Act, and the undersigned does not now have any reason to anticipate any change in circumstances or other particular occasion or event which would cause the undersigned to sell or transfer such securities.

(e) The address and Social Security number (or, if a Company, partnership or other form of business, the federal employer identification number) set forth herein are true and correct. The undersigned is presently a bona fide resident of the state set forth on the signature page hereof and has no present intention of becoming a resident of any other state or jurisdiction. If a Company, partnership, trust or other form of business, the undersigned represents and warrants that its principal place of business is within such state. The securities subscribed for have been offered and will be purchased in such state.

(f) The undersigned understands that the undersigned must bear the economic risk of an investment in the Shares and Warrant Shares for an indefinite period of time because neither the Shares nor the Warrant Shares have been registered under any securities laws and therefore cannot be sold without registration under applicable securities laws or an exemption from such registration is available.

(g) The execution and delivery of this Subscription Agreement and the purchase of the securities of the Company hereunder is within the undersigned's power and authority, and have been duly authorized by all necessary action. Assuming due execution and delivery by the Company, this Subscription Agreement constitutes a valid and binding obligation, enforceable against the undersigned.

(h) The information provided to the Company herein is true and correct in all respects as of the date hereof. The undersigned agrees to notify the Company immediately if any of the statements made herein shall become untrue. The undersigned understands that the Company is relying upon these representations and warranties in completing this investment.

 5.  RESTRICTIONS ON TRANSFER.  The undersigned understands that it must bear
     ------------------------
     the economic risk of the purchase of the Shares and Warrant Shares for an indefinite period of time, because (a) the securities have not been registered under the Securities

     Act or applicable state securities laws; (b) the Shares and Warrant Shares may therefore not be sold, transferred, pledged or otherwise disposed of unless the shares are subsequently so registered or, in the opinion of counsel for or satisfactory to the Company, registration under the Securities Act or any applicable state securities laws is not required; and
     (c) the Company is under no obligation to perfect any exemption for resale of the Common Stock. The Shares, the Warrants and the Warrant Shares will bear appropriate legends setting forth such restrictions on transfer.

 6.  GENERAL.  This Agreement sets forth the entire understanding between the
     -------
     parties hereto concerning the subject matter contained herein. Provisions of this Agreement may be amended or waived only by written instrument executed by the party against whom enforcement is sought. This Agreement shall be binding upon the parties and the respective successors and assigns. The parties agree to execute such additional documents and take such additional actions as may be reasonably necessary to give effect to the purposes and intent of this Agreement. This Agreement may be executed in one or more counterparts, any of which shall be deemed to be an original, all of which taken together shall constitute one and the same instrument. In the event any provision of this Agreement is held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions shall not be affected thereby. This Agreement shall be governed by the laws of the State of Texas without regard to conflicts of law rules.


                            [signature page follows]

THE SECURITIES SUBSCRIBED FOR HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACT AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF ABSENT SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

THIS SIGNATURE PAGE SHOULD BE DULY EXECUTED BY THE PURCHASER AND THE ENTIRE EXECUTED SUBSCRIPTION AGREEMENT SHOULD BE DELIVERED TO DATA RACE, INC., ATTN:
SENIOR VICE PRESIDENT, AT 12400 NETWORK BOULEVARD, SAN ANTONIO, TEXAS 78216.

================================================================================

     The undersigned hereby irrevocably subscribes for 44,444 Shares and 44,444 Warrants (as defined in the Subscription Agreement), at an aggregate price of $100,000.

     The undersigned represents that the undersigned has read the above Subscription Agreement and the representations therein made by the undersigned are true and correct.

     IN WITNESS WHEREOF, this Subscription Agreement has been executed by the undersigned as of January 4, 1999.



                                 /s/ Dr. W. B. Barker
                                 ------------------------------
                                 Dr. W. B. Barker

                            Address:
                            c/o DATA RACE, Inc.
                            12400 Network Boulevard
                            San Antonio, Texas 78249
                            Tel: (210) 263-2200
                            Fax: (210) 558-0363


SUBSCRIPTION ACCEPTED:

DATA RACE, INC.

By: /s/ Gregory T. Skalla
    --------------------------------------------
    Gregory T. Skalla, Senior Vice President and
    Chief Financial Officer

Date:  January 4, 1999.